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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, file numbers 33-38905 and 33-54736 and Form S-3 Registration Statements, file numbers 33-68348, 333-16171, 333-17153 and 333-7381.


                                         ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
   April 14, 1997